UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 3, 2006

Date of report (Date of earliest event reported)

PepsiAmericas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15019	13-6167838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Dain Rauscher Plaza

60 South Sixth Street

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(612) 661-3883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.

On July 3, 2006, PCGB (BVI) Limited, a wholly owned subsidiary of Pepsi-Cola General Bottlers, Inc., which is one of our subsidiaries, acquired, pursuant to the exercise of its call option, the remaining 51 percent of the outstanding common stock of Quadrant-Amroq Bottling Company Limited (“QABCL”). QABCL is a holding company that, through subsidiaries, produces, sells and distributes Pepsi and other beverages throughout Romania. On July 5, 2006, we issued a press release regarding this investment, which appears as Exhibit 99 to this report. Such press release is incorporated by reference in response to this Item 8.01. PCGB (BVI) Limited acquired 49 percent of the outstanding common stock of QABCL in June 2005.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)  See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2006	PepsiAmericas, Inc.

	By:	/s/ Alexander H. Ware
Alexander H. Ware
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99	Press release dated July 5, 2006.